                 USAA LIFE INSURANCE COMPANY VARIABLE ANNUITY
                       SUPPLEMENT DATED MARCH 14, 1996,
                     TO SEPARATE ACCOUNT PROSPECTUS DATED
                MAY 1, 1995, AS SUPPLEMENTED DECEMBER 15, 1995.

The disclosure concerning minimum premium payments on Page 13A of the prospectus is amended to read as follows:

MINIMUM PREMIUM PAYMENTS

The current minimum initial and subsequent premium payments under the Contracts are set out below.

                                  MINIMUM               MINIMUM
TYPE OF PLAN                  INITIAL PREMIUM     SUBSEQUENT PREMIUM
------------                  ---------------     ------------------
Nonqualified Annuity              $1,000*                $100*
IRA and SEP-IRA                   $  100                 $ 50*
SAR-SEP IRA                       $   25                 $ 25
TSA or ORP                        $   50                 $ 50

* Employees of any of the USAA Group of Companies who purchase the Contract may make a minimum initial premium payment of $500 for Nonqualified Annuities, and minimum subsequent premium payments by payroll deduction in an amount not less than $25 for Nonqualified Annuities, IRAs and SEP-IRAs.